Amendment to

Jackson Variable Series Trust

Distribution Plan

This Amendment is made by the Jackson Variable Series Trust (formerly, Curian Variable Series Trust), a Massachusetts business trust (“Trust”), to its Distribution Plan (“Plan”).

Whereas, the Plan was adopted by the Trust on behalf of the Funds listed on Schedule A to the Plan, in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended.

Whereas, the parties have agreed to amend the first paragraph of the Plan to change the name of the Trust from Curian Variable Series Trust to Jackson Variable Series Trust.

Whereas, pursuant to this Amendment, the Trust is amending Schedule A of the Plan to amend the names of the following Funds (“Amended Fund Names”) and to remove the following Funds pursuant to the merger of these Funds into other Funds (“Acquired Funds”):

Amended Fund Names (effective April 27, 2015)

-	Curian Guidance – Interest Rate Opportunities Fund to JNAM Guidance – Interest Rate Opportunities Fund
-	Curian Guidance – Equity Income Fund to JNAM Guidance – Equity Income Fund
-	Curian Guidance – Conservative Fund to JNAM Guidance – Conservative Fund
-	Curian Guidance – Moderate Fund to JNAM Guidance – Moderate Fund
-	Curian Guidance – Growth Fund to JNAM Guidance – Growth Fund
-	Curian Guidance – Moderate Growth Fund to JNAM Guidance – Moderate Growth Fund
-	Curian Guidance – Maximum Growth Fund to JNAM Guidance – Maximum Growth Fund
-	Curian Guidance – Alt 100 Moderate Fund to JNAM Guidance – Alt 100 Fund
-	Curian Guidance – Equity 100 Fund to JNAM Guidance – Equity 100 Fund
-	Curian Guidance – Fixed Income 100 Fund to JNAM Guidance – Fixed Income 100 Fund
-	Curian Guidance – Real Assets Fund to JNAM Guidance – Real Assets Fund
-	Curian Tactical Advantage 35 Fund to JNL Tactical ETF Conservative Fund
-	Curian Tactical Advantage 60 Fund to JNL Tactical ETF Moderate Fund
-	Curian Tactical Advantage 75 Fund to JNL Tactical ETF Growth Fund
-	Curian/American Funds® Global Growth Fund to JNL/American Funds® Global Growth Fund
-	Curian/American Funds® Growth Fund to JNL/American Funds® Growth Fund
-	Curian/AQR Risk Parity Fund to JNL/AQR Risk Parity Fund

-	Curian/BlackRock Global Long Short Credit Fund to JNL/BlackRock Global Long Short Credit Fund
-	Curian/DFA U.S. Micro Cap Fund to JNL/DFA U.S. Micro Cap Fund
-	Curian/DoubleLine® Total Return Fund to JNL/DoubleLine® Total Return Fund
-	Curian/Eaton Vance Global Macro Absolute Return Advantage Fund to JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
-	Curian/Epoch Global Shareholder Yield Fund to JNL/Epoch Global Shareholder Yield Fund
-	Curian/FAMCO Flex Core Covered Call Fund to JNL/FAMCO Flex Core Covered Call Fund
-	Curian Focused International Equity Fund to JNL/WCM Focused International Equity Fund
-	Curian Focused U.S. Equity Fund to JNL/The London Company Focused U.S. Equity Fund
-	Curian/Franklin Templeton Frontier Markets Fund to JNL/Franklin Templeton Frontier Markets Fund
-	Curian/Franklin Templeton Natural Resources Fund to JNL/Franklin Templeton Natural Resources Fund
-	Curian/Lazard International Strategic Equity Fund to JNL/Lazard International Strategic Equity Fund
-	Curian Long Short Credit Fund to JNL/PPM America Long Short Credit Fund
-	Curian/Neuberger Berman Currency Fund to JNL/Neuberger Berman Currency Fund
-	Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund to JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
-	Curian/Nicholas Convertible Arbitrage Fund to JNL/Nicholas Convertible Arbitrage Fund
-	Curian/PIMCO Credit Income Fund to JNL/PIMCO Credit Income Fund
-	Curian/T. Rowe Price Capital Appreciation Fund to JNL/T. Rowe Price Capital Appreciation Fund
-	Curian/The Boston Company Equity Income Fund to JNL/The Boston Company Equity Income Fund
-	Curian/Van Eck International Gold Fund to JNL/Van Eck International Gold Fund

Removal of Acquired Funds (effective April 27, 2015)

-	Curian Guidance – Institutional Alt 65 Fund
-	Curian Guidance – Tactical Maximum Growth Fund
-	Curian Guidance – Tactical Moderate Growth Fund
-	Curian Guidance – Multi-Strategy Income Fund
-	Curian Guidance – Alt 100 Conservative Fund
-	Curian Guidance – Alt 100 Growth Fund
-	Curian Guidance – International Conservative Fund
-	Curian Guidance – International Moderate Fund
-	Curian Guidance – International Growth Fund
-	Curian Dynamic Risk Advantage – Growth Fund
-	Curian Dynamic Risk Advantage – Income Fund

-	Curian Dynamic Risk Advantage – Diversified Fund
-	Curian/Aberdeen Latin America Fund
-	Curian/Ashmore Emerging Market Small Cap Equity Fund
-	Curian/Baring International Fixed Income Fund
-	Curian/CenterSquare International Real Estate Securities Fund
-	Curian/PineBridge Merger Arbitrage Fund
-	Curian/Schroder Emerging Europe Fund
-	Curian/UBS Global Long Short Fixed Income Opportunities Fund

                Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and JNAM agree to amend the Plan as follows:

1.           The first paragraph of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:

                Whereas, Jackson Variable Series Trust (the “Trust”) engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”).

2.           Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A attached hereto.

3.           Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed as of to be executed and effective as of April 27, 2015.

Jackson Variable Series Trust

By:	/s/ Angela R. Burke
Name:	Angela R. Burke
Title:	Assistant Secretary

Schedule A
List of Funds as of April 27, 2015

Fund	Maximum 12b-1 Fee

JNAM Guidance – Interest Rate Opportunities Fund	None
JNAM Guidance – Equity Income Fund	None
JNAM Guidance – Conservative Fund	None
JNAM Guidance – Moderate Fund	None
JNAM Guidance – Growth Fund	None
JNAM Guidance – Moderate Growth Fund	None
JNAM Guidance – Maximum Growth Fund	None
JNAM Guidance – Alt 100 Fund	None
JNAM Guidance – Equity 100 Fund	None
JNAM Guidance – Fixed Income 100 Fund	None
JNAM Guidance – Real Assets Fund	None
JNL Tactical ETF Conservative Fund	.20%
JNL Tactical ETF Moderate Fund	.20%
JNL Tactical ETF Growth Fund	.20%
JNL/American Funds® Global Growth Fund	.20%
JNL/American Funds® Growth Fund	.20%
JNL/AQR Risk Parity Fund	.20%
JNL/BlackRock Global Long Short Credit Fund	.20%
JNL/DFA U.S. Micro Cap Fund	.20%
JNL/DoubleLine® Total Return Fund	.20%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	.20%
JNL/Epoch Global Shareholder Yield Fund	.20%
JNL/FAMCO Flex Core Covered Call Fund	.20%
JNL/Franklin Templeton Frontier Markets Fund	.20%
JNL/Franklin Templeton Natural Resources Fund	.20%
JNL/Lazard International Strategic Equity Fund	.20%
JNL/Neuberger Berman Currency Fund	.20%
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	.20%
JNL/Nicholas Convertible Arbitrage Fund	.20%
JNL/PIMCO Credit Income Fund	.20%
JNL/PPM America Long Short Credit Fund	.20%
JNL/T. Rowe Price Capital Appreciation Fund	.20%
JNL/The Boston Company Equity Income Fund	.20%
JNL/The London Company Focused U.S. Equity Fund	.20%
JNL/Van Eck International Gold Fund	.20%
JNL/WCM Focused International Equity Fund	.20%

A-1